# EVOME
## Medical Technologies Inc.

Innovations that improve revenue for physical therapy clinics

**Investor Presentation**
**January 2024**

TSXV:EVMT

# Disclaimer

TSXV:EVMT

**DISCLAIMER:** This presentation (the "**Presentation**") about Evome Medical Technologies Inc. ("**Evome**" or the "**Company**") is dated as of January 20, 2024. It is information in a summary form and does not purport to be complete. It is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor.

No representation or warranty, express or implied, is made or given by or on behalf of the Company or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information or opinions contained in this Presentation and no responsibility or liability is accepted by any person for such information or opinions. The Company does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may become apparent. No person has been authorized to give any information or make any representations other than those contained in this Presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. The information contained herein is considered current as of the date of this Presentation but will not be updated at any time thereafter. This Presentation does not contain all of the information that would normally appear in a prospectus or offering memorandum under applicable Canadian securities laws or registration statement under applicable U.S. securities laws. This Presentation contains information obtained by the Company from third parties, including but not limited to market data. The Company believes such information to be accurate but has not independently verified such information. To the extent such information obtained from third party sources, there is a risk that the assumptions made and conclusions drawn by the Company based on such representations are not accurate. By your acceptance of this presentation, you and any person reviewing this Presentation agrees not to distribute, copy; reproduce; transmit; make available; or condone any of the foregoing, without the prior written consent of the Company. Any unauthorized use of this Presentation is strictly prohibited. On your rights, you are encouraged to review this disclosure and are advised to consult independent legal counsel, tax, accounting and other advisors.

This Presentation is not, and under no circumstances is to be construed as, a prospectus, offering memorandum, or an advertisement or a public offering of securities, and does not constitute an offer for the sale of securities.

**CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION AND FORWARD-LOOKING STATEMENTS:** Certain statements contained in this Presentation constitute "forward-looking statements" and "forward-looking information" as such term is defined in applicable Canadian and United States securities legislation, respectively. The words "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", "anticipate", "believe", "estimate", "expect" and similar expressions as they relate to the Company, including; information relating to the business plans of the Company and the timeline of such plans; including the launch date of products; anticipated trends in the Company's industry; are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: acquisition targets achieving results at least as good as their historical performances; the financial information regarding targets being verified when included in the Company's consolidated financial statements prepared in accordance with GAAP; and successfully executing on current growth plans. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking information to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: credit; market (including equity, commodity, foreign exchange and interest rate); liquidity; operational (including technology and infrastructure); reputational; insurance; strategic; regulatory; legal; environmental; capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in the Company's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this Presentation is made as of the date of this Presentation and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Unless otherwise specified, all dollar amounts in this Presentation are expressed in United States dollars.mons

# 3rd Quarter Financial Snapshot

TSXV:EVMT

## Income Statement

✓ Generated **$19.6M in revenue for the quarter**[1]

- 18.5% increase from previous quarter
- 78.3% increase from same period in prior year

✓ Generated **$7.2M in gross profit for the quarter**[1]

- 29% increase from previous quarter
- 128.4% increase from same period in prior year

## Balance Sheet

✓ Acquisition Debt Reduction

- Company reduced $428,237 in 3rd quarter[1]
- Company reduced debt with scheduled payment

✓ Acquisition Debt Extension

- Company extended Biodex debt to July 2025[2]
- Company managed accommodation of certain current earn-out and acquisition debt

# The Recovery Science Market


Prevention
Rehabilitation
Treatment

## Customers:

- Physical therapy clinics
- Athletic training rooms
- Orthopedic surgeons/sports medicine clinics
- Hospitals/ambulatory surgery centers
- Chiropractic centers

## US MARKET - $45B with 4% CAGR[3]

- 1.6 million registered physical therapists worldwide[1]
- 35 million unique patients per week or about 15% of the US adult population[1]
- Physical therapists & athletic trainers entering the market is expected to grow by 20-30% over the next 5 years[1]

# The Evome Brands

- ✓ **Biodex:** The Biodex physical medicine business is a niche brand of physical therapy clinic devices sold mainly to research institutions and large hospitals.
- ✓ **Simbex:** Specializing in connected technologies; Full-stack engineering capabilities.
- ✓ **Mioguard:** Sports Medicine Supplies servicing University & Professional Sports Teams and Rehab centers.

BIODEX REHAB™ A Salona Global Company

Simbex A Salona Global Medical Device Company

MIO-GUARD™ GUARD YOUR GAME

# Current Biodex Rehab Products

**Isokinetic systems, Balance, Gait Training Fall prevention Ergonomic systems**

Niche brand of physical therapy clinic devices sold mainly to research institutions and large hospitals:


BIODEX









# From Niche to Mainstream

TSXV:EVMT

## Niche Products


4

- ✓ Expensive
- ✓ Large footprint
- ✓ Complex
- ✓ $60,000
- ✓ 5,000 target customers


5

- ✓ Available only at large hospital/ university rehabilitation centers
- ✓ $85,000
- ✓ 5,000 target customers

## Mainstream Products

- ✓ Portable
- ✓ Accessible
- ✓ Modernized
- ✓ $30,000
- ✓ 50,000 target customers


6

- ✓ Practical for small independent practices
- ✓ $30,000
- ✓ 50,000 target customers


7

# SpaceTek Knee™

**SpaceTek Knee™ is a potential groundbreaking, portable dynamometer for knee injury rehabilitation, that was co-developed with NASA[6]**

Addresses the challenges of the Biodex System 4, including:

- ✓ **Cost**
- ✓ **Deployment**
- ✓ **Ease of use**
- ✓ **Clinic floorspace**
- ✓ **Shipping**
- ✓ **Service logistics**



# Reactive Step Trainer – RST

## The First Balance Reeducation System that combines Biodex Rehab's clinically proven Gait Trainer and e-trip technology[7]

The RST can help by retraining the neuromuscular system to respond when a person becomes off balance, with the aim of creating muscle memory when recovering from a trip or slip in a controlled environment.

### Competitive Advantage

- RST priced under $29,500
- Clinical versatility: Treadmill, Gait Trainer, and Perturbation

### Launch

- American Physical Therapy in Boston on February 2024.[7]



# Simbex provides in-house innovation expertise

TSXV:EVMT

- ✓ Specializing in connected technologies
- ✓ Full-stack engineering capabilities
- ✓ Commercialization strategy
- ✓ 20+ year history of medical and consumer health device design and development



Impact Status
We Enable Innovators Like
Riddell
To Detect, Track & Analyze
Head Impacts
Improving Player Safety



Gait Dynamics
We Enable Innovators Like
MedRhythms
To Solve Mobility Deficits
with Music &
Neurotherapeutics
Learn More



Fall Status
Silvertree
To Support Independence
with Fall Detection
For Active Older Adults
Learn More

# EVOME Growth Strategy

TSXV:EVMT

Transitioning from a niche total available market (TAM) of 5,000 potential customers to a broader TAM of 50,000 by innovating products that are portable, connected, and AI enabled.[3,8]


ACQUIRE
INTEGRATE
INNOVATE
GROWTH
LEAD

**2021-2022**
- ✓ Biodex
- ✓ Simbex
- ✓ Mio-Guard

**2023**
- ✓ New Management
- ✓ Turn around
- ✓ Profitable (Q3)
- ✓ Strengthen International Sales

**2024**
- ✓ Portability: NASA
- ✓ AI Enabled: Limmi
- ✓ Connected: Simbex

**2024**
- ✓ New Name: Evome
- ✓ Launch RST
- ✓ Launch SpaceTek

**2025**
- ✓ Premier innovator in physical therapy, athletic training and rehabilitation equipment

# Proven Leadership



## Mike Seckler, CEO

- ✓ Appointed CEO Salona Global July 2023
- ✓ Lead company turn around in 6 months
- ✓ Ferring Canada CEO: $100M Canadian subsidiary
- ✓ FerGene COO, Gene Therapy startup raised $470M
- ✓ 30+ years Life Science Leadership experience
- ✓ The Pennsylvania State University, BS, MBA

> "The Biodex brand has delivered immense value to elite athletes, academics, and institutions. We are committed to extending the reach of our innovations to a broader audience by ensuring our products are portable, connected, and affordable for everyone in need".

# References

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1. **GlobeNewswire Nov 15 2023**
   https://money.tmx.com/quote/SGMD/news/8916242259576568/Salona_Global_Completes_Turn_Around_Plan_with_Profitable_Third_Quarter_Posting_Record_Results_with_185_Quarterly_Organic_Revenue_Growth_and_29_Quarterly_Gross_Profit_Growth_Generates_749425_in_Adjusted_EBITDA_for_the_Quarter

2. **GlobeNewswire Aug 8, 2023**
   https://money.tmx.com/quote/SGMD/news/6241733732731716/Salona_Global_Extends_Biodex_Acquisition_Debt_Duration_to_July_2025
3. **Market size**: https://www.grandviewresearch.com/industry-analysis/us-physical-therapy-services-market-report
4. **Biodex SystemPro 4**: https://biodexrehab.com/products/system-4-pro/
5. **Simbex Active Step**: https://activestep.simbex.com/
6. **Biodex SpaceTek Knee**:
   https://money.tmx.com/quote/SGMD/news/4707650118686256/Salona_Global_Announces_the_Debut_of_the_Biodex_SpaceTek_KneeTM_a_Revolutionary_Portable_Isokinetic_Knee_Dynamometer_Medical_Device_Developed_in_NASA_Collaboration
7. **Biodex Reactive Step Trainer:**
   https://money.tmx.com/quote/SGMD/news/5528960878824617/Salona_Global_Announces_the_Debut_of_the_Biodex_Reactive_Step_Trainer_a_Revolutionary_Balance_Training_System_to_Reduce_Falls_Commences_AI_Enabled_Software_Component
8. **US Hospitals**: https://www.ehealthinsurance.com/resources/individual-and-family/how-many-hospitals-are-there-in-the-u-s

EVOME

Medical Technologies Inc.

THANK YOU!

TSXV:EVMT